SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2012

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01 Regulation FD Disclosure
Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is our news release announcing our plans to open two new processing centers to enhance customer service and prepare for future growth and expansion. The new centers, which will ultimately house approximately 80 employees, will be located in ProAssurance’s office in Okemos, Michigan and at its headquarters in Birmingham, Alabama..

Item 9.01 Financial Statements and Exhibits
99.1
News release issued on January 18, 2012, announcing our plans to open two new processing centers to enhance customer service and prepare for future growth and expansion. The new centers, which will ultimately house approximately 80 employees, will be located in ProAssurance’s office in Okemos, Michigan and at its headquarters in Birmingham, Alabama.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2012
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President